EXHIBIT 10.16.1
Ferro Finance Corporation
1000 Lakeside Avenue, Suite A
Cleveland, OH 44114
October 16, 2006
Ferro Corporation
1000 Lakeside Avenue
Cleveland, OH 44114
Ferro Electronic Materials, Inc.
1000 Lakeside Avenue
Cleveland, OH 44114
          Re:      Amendment to Purchase and Contribution Agreement
Ladies and Gentlemen:
          We refer to that certain Purchase and Contribution Agreement, dated as of September 28, 2000, as heretofore amended (the “PCA”), among Ferro Finance Corporation, as the Purchaser (the “Purchaser”), Ferro Electronic Materials, Inc. (“FEM”), as a Seller and Ferro Corporation (“Ferro Corp.”, and together with FEM, the “Sellers”), as a Seller. Terms not otherwise defined herein shall have the meanings set forth in the PCA.
          The parties hereto have agreed that the definition of “Other Approved Jurisdiction” in Section 1.01 of the PCA shall hereby be amended by (i) replacing the reference to an “A-” rating by S&P with a reference to a “BBB-” rating and (ii) replacing the reference to an “A3” rating by Moody’s with a reference to a “Baa3” rating.
          Except as herein expressly amended, the PCA is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms. All references to the PCA in the PCA, the Sale Agreement and the other documents and instruments delivered pursuant thereto or in connection therewith shall mean the PCA as amended by this letter agreement, and as hereafter amended, restated, supplemented or modified.
          Ferro Corp., as undertaking party under the Undertaking Agreement, hereby consents to the amendment contemplated by this letter agreement and hereby confirms and agrees that, notwithstanding the effectiveness of this letter agreement, the Undertaking Agreement heretofore executed and delivered by it is, and shall continue to be, in full force and effect and shall apply to the PCA as amended by this letter agreement, and the Undertaking Agreement is hereby ratified and confirmed.
          This letter agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

          This letter agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this letter agreement by telecopier shall be effective as delivery of a manually executed counterpart of this letter agreement.

FERRO FINANCE CORPORATION
By:
Name:
Title:

AGREED:
FERRO ELECTRONIC MATERIALS, INC.

By:
Name:
Title:
FERRO CORPORATION

By:
Name:
Title:
Pursuant to Section 5.01(m) of the Sale Agreement
(as such term is defined in the PCA), the undersigned
consents to the foregoing amendment to the PCA
dated October 16, 2006.
CITICORP NORTH AMERICA, INC., as Agent

By:
Name:
Title:

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